March 30, 2009

BNY MELLON FUNDS TRUST

- BNY Mellon International Appreciation Fund

Supplement to Prospectus dated March 31, 2008 (Class M and Investor class shares)

The following information supersedes and replaces any contrary information contained in the section of the Fund’s Prospectus entitled “Management”:

Denise Krisko serves as the fund’s primary portfolio manager, a position she has held since March 2009.  She previously served as a co-primary portfolio manager of the fund since its inception, and was a portfolio manager of the predecessor fund since 2005. She is a senior portfolio manager and a managing director of BNY, where she has been employed since 2005; prior thereto, she held various senior investment positions with Deutsche Asset Management and Northern Trust and was a senior quantitative equity portfolio manager and trader for The Vanguard Group. Ms. Krisko also has been an employee of Mellon Capital Management Corporation, an affiliate of Dreyfus, since February 2008.

The references concerning Lloyd Buchanan in the section entitled “Management” are deleted because he is no longer a portfolio manager of BNY Mellon International Appreciation Fund.